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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 1, 2003
                        (DATE OF EARLIEST EVENT REPORTED)




                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




        Washington                  000-25867                    94-3002667
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and zip code)



                                 (360) 694-7722
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  EXHIBITS

              The following exhibit is furnished herewith and this list constitutes the exhibit index:

              Exhibit No.          Description
              -----------          -----------

                 99 Notice to the officers and directors of The Nautilus Group, Inc., dated December 1, 2003, concerning the Company's upcoming stock trading blackout.







ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
         BENEFIT PLANS

On December 1, 2003, The Nautilus Group, Inc. issued a notice to its officers and directors concerning the Company's upcoming stock trading blackout in connection with a change in recordkeepers for The Nautilus Group, Inc. 401(k) Savings Plan. A copy of the notice is attached hereto as Exhibit 99.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE NAUTILUS GROUP, INC.
                                            (Registrant)

December 1, 2003                            By: /s/ Rod W. Rice
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(Date)                                          Rod W. Rice,
                                                Chief Financial Officer,
                                                Treasurer and Secretary